Fees Summary	Aug. 15, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 74,750,000.70
Previously Paid Amount	0.00
Total Fee Amount	11,444.23
Total Offset Amount	0.00
Net Fee	$ 11,444.23
Final Prospectus	false